UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

The Beauty Health Company

(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2165 Spring Street

Long Beach, CA

(Address of principal executive offices)

90806

(Zip Code)

(800) 603-4996

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2025, The Beauty Health Company (the “Company”) issued $250,000,000 principal amount of its 7.95% Convertible Senior Secured Notes due 2028 (the “Notes”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of May 27, 2025, between the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and the Notes and the shares of the Company’s Class A Common Stock (the “Common Stock”) issuable upon conversion of the Notes will not be offered or sold except pursuant to an effective registration statement or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The Notes are the Company’s senior, secured obligations and are guaranteed by certain of the Company’s subsidiaries (including the Company’s material domestic, wholly-owned subsidiaries) and are secured on a first-priority basis by substantially all assets of the Company and such guarantors, subject to certain exceptions. The Notes will accrue interest at a rate of 7.95% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2025. The Notes will mature on November 15, 2028 (the “Maturity Date”), unless earlier repurchased, redeemed or converted. Subject to certain restrictions, noteholders may convert their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the Maturity Date. The initial conversion rate is 349.6503 shares of common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $2.86 per share of Common Stock. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events. The Company will settle conversions by paying or delivering, as applicable, cash, shares of its Common Stock or a combination of cash and shares of its Common Stock, at the Company’s election. In addition, if certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur, then the conversion rate will, in certain circumstances, be increased for a specified period of time.

The Notes will be redeemable, in whole or in part (subject to certain limitations described below), at the Company’s option at any time, and from time to time, on or after September 1, 2028, and on or before the 40th scheduled trading day immediately before the Maturity Date, but only if certain liquidity conditions are satisfied. The redemption price will be a cash amount equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the calling of any Notes for redemption will constitute a Make-Whole Fundamental Change with respect to that Note, in which case the conversion rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption,

If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then, subject to a limited exception, noteholders may require the Company to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. The definition of Fundamental Change includes certain business combination transactions involving the Company and certain de-listing events with respect to the Company’s Common Stock.

The Indenture also contains a number of restrictive covenants and limitations, including restrictions on the Company’s ability to incur certain indebtedness and other limitations on liens, investments and restricted payments, as further described in the Indenture.

The foregoing description of the Indenture and the Notes is a summary and is not complete. A copy of a Form of the Indenture is attached as Exhibit 4.1 and a copy of a Form of the Notes is attached as Exhibit 4.2 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report regarding the Notes and the Indenture is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report regarding the Notes and Indenture is incorporated by reference into this Item 3.02 of this Current Report to the extent required.

No Offer or Solicitation

None of this Current Report nor the exhibits attached hereto constitutes an offer to sell, or a solicitation of an offer to buy, the Notes and related guarantees or any other securities, nor shall there be any sale of the Notes and related guarantees or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or any other securities laws, and the Notes and the shares of the Company’s Common Stock issuable upon conversion of the Notes will not be offered or sold except pursuant to an effective registration statement or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Indenture, dated May 27, 2025, between The Beauty Health Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent
4.2	Form of Notes (Included as Exhibit A to Exhibit 4.1)
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	The Beauty Health Company

/s/ Michael Monahan
Michael Monahan
Chief Financial Officer

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